OTHER INVESTMENTS (Detail 5) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Disclosure of defined benefit plans [line items]
Recognised asset at 1 January	$ 3,150	$ 0
Allocation of 40% of the Pension fund surplus	0	3,150
Recognised in other comprehensive income in the current year	835	0
Translation	(255)	0
Present value of other investment at 31 December	$ 3,730	$ 3,150
Discount rate (p.a.)	13.70%	13.70%